THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                          THIRD AVENUE HIGH YIELD FUND







                                   PROSPECTUS
                                   ----------

                                February 1, 1998

                                    Contents

FUND EXPENSES                                                    3
FINANCIAL HIGHLIGHTS                                             5
ABOUT THE FUNDS                                                  7
   Investment Objectives                                         7
INVESTMENT PHILOSOPHY AND APPROACH                               9
   Value Discipline                                              9
   Intensive Research                                            9
   Diversification                                               9
   Buy and Hold                                                  9
   Investment in Equity Securities                               9
   Investment in Debt Securities                                10
   Convertible Securities                                       11
   Mortgage-Backed Securities                                   11
   Asset-Backed Securities                                      12
   Floating Rate, Inverse Floating Rate and Index Obligations   12
   Investment in High Yield Debt Securities                     13
   Zero-Coupon and Pay-in-Kind Securities                       14
   Loans and Other Direct Debt Instruments                      15
   Trade Claims                                                 15
   Portfolio Practices                                          16
   Foreign Securities                                           16
   Foreign Currency Transactions                                16
   Restricted and Illiquid Securities                           17
   Investment in Relatively New Issues                          18
   Temporary Defensive Investments                              18
   Borrowing                                                    18
   Investment in Other Investment Companies                     18
   Simultaneous Investments                                     19
   Restrictions on Investments                                  19
   Securities Lending                                           19
   Portfolio Turnover                                           20
MANAGEMENT OF THE FUNDS                                         21
   The Investment Adviser                                       21
   Advisory Fees                                                22
   Administrator                                                22
   Distributor                                                  23
   Custodian and Transfer Agent                                 23
   Portfolio Trading Practices                                  23
PERFORMANCE INFORMATION                                         25
   Performance Illustration                                     25
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                 27
   Distribution Options                                         28
   Withholding                                                  29
HOW TO PURCHASE SHARES                                          30
   Business Hours                                               30
   Determining Net Asset Value                                  30
   Share Certificates                                           31
   Through an Authorized Broker-Dealer or Investment Adviser    31
   New Accounts                                                 31
   Initial Investment                                           31
   By Mail                                                      31
   By Wire                                                      32
   Additional Investments By Mail                               32
   Additional Investments Through
     the Automatic Investment Plan                              33
   Individual Retirement Accounts                               33
   Other Retirement Plans                                       33
HOW TO REDEEM SHARES                                            34
   By Mail                                                      34
   Telephone Redemption Service                                 34
   Fees                                                         34
   Redemption Without Notice                                    35
   Account Minimum                                              35
   Payment of Redemption Proceeds                               35
   Wired Proceeds                                               35
   Signature Guarantees/Other Documents                         36
   Systematic Withdrawal Plan                                   36
   Early Redemption Fee                                         36
HOW TO EXCHANGE SHARES                                          38
   Inter-Fund Exchange Privilege                                38
   Money Market Exchange Privilege                              38
   Early Redemption Fee                                         39
SHAREHOLDER SERVICES                                            40
   Telephone Information                                        40
TRANSFER OF OWNERSHIP                                           41
DESCRIPTION OF CORPORATE BOND RATINGS                           42
   Standard & Poor's Ratings Group                              42
   Moody's Investor's Service, Inc.                             44

Third Avenue Trust (the "Trust") is an open-end, non-diversified, management investment company organized as a Delaware business trust. The Trust currently consists of three separate investment series; THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND (each a "Fund" and, collectively, the "Funds").


Each of THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While both such Funds pursue a capital appreciation objective, each Fund has a distinct investment approach. THIRD AVENUE HIGH YIELD FUND seeks to achieve its objective of maximizing total return by adhering to a similar value discipline in selecting securities.


THIRD AVENUE VALUE FUND seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high effective yields.

THIRD AVENUE SMALL-CAP VALUE FUND seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.


THIRD AVENUE HIGH YIELD FUND seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.


Some of the securities in which the Funds may invest are regarded as speculative. As with all mutual funds, there is no assurance the Funds will achieve their objectives. The Funds are not intended to be a complete investment program.

THIRD AVENUE HIGH YIELD FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN MEDIUM AND LOWER RATED AND COMPARABLE UNRATED FIXED INCOME AND OTHER DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND INVOLVE GREATER VOLATILITY OF PRICE THAN HIGHER QUALITY FIXED INCOME SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN JUNK BONDS BEFORE INVESTING IN THIRD AVENUE HIGH YIELD FUND. SEE "INVESTMENT IN HIGH YIELD DEBT SECURITIES."


This Prospectus contains important information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information ("SAI"), dated February 1, 1998, about the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain the SAI without charge by writing or calling the Funds at 767 Third Avenue, New York, NY 10017-2023, (800) 443-1021 or (212) 888-6685. The SAI,
material incorporated by reference into this Prospectus, and any other information regarding the Funds are maintained electronically with the Securities and Exchange Commission at its Internet Web sight (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Each Fund's objective is suitable for investors who are willing to hold their shares through periods of market fluctuations and the accompanying changes in prices of the Funds' portfolio securities and, in the case of THIRD AVENUE HIGH YIELD FUND, for investors seeking current income. The Funds are not intended for investors seeking short-term price appreciation or for "market timers."

Shares of each Fund are sold and redeemed at net asset value. See "How to Purchase Shares" and "How to Redeem Shares."

No person is authorized by the Funds to give any information or make any representation other than those contained herein or in other printed or written material issued by the Funds, and no person is entitled to rely upon any other information or representation.

                                  FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Funds will incur.


                                                                      THIRD AVENUE
                                                   THIRD AVENUE       SMALL-CAP            THIRD AVENUE
                                                   VALUE FUND         VALUE FUND           HIGH YIELD FUND
SHAREHOLDER TRANSACTION EXPENSES:

Sales Load Imposed on Purchases                    None               None                 None
Sales Load Imposed on Reinvested Dividends         None               None                 None
Deferred Sales Load                                None               None                 None
Redemption Fee Payable to the Fund                 None               None                 1.00%*



ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fees                                      .90%               .90%                 .90%
12b-1 Fees                                         None               None                 None
Other Expenses                                      .23%                .75%               1.00% (after waivers)
                                                   -----              ------               -----
Total Fund Operating Expenses                      1.13%              1.65%                1.90% (after waivers)
                                                   =====              =====                =====

Example
The following example illustrates the expenses that a shareholder would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period.

                                 1 Year     3 Years      5 Years    10 Years
                                 ------     -------      -------    --------

THIRD AVENUE VALUE FUND            $12        $36        $63        $138

THIRD AVENUE SMALL-CAP
VALUE FUND                         $17        $52        $90         $197

THIRD AVENUE HIGH YIELD FUND       $30        $60


The purpose of this table is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly. The expenses of THIRD AVENUE VALUE FUND are based on actual expenses incurred for the fiscal year ended October 31, 1997. The other expenses of THIRD AVENUE SMALL-CAP VALUE FUND are estimated based on actual expenses incurred for the period April 1, 1997, commencement of operations, to October 31, 1997. THIRD AVENUE HIGH YIELD FUND commenced operations on or about February 10, 1998. Because THIRD AVENUE HIGH YIELD FUND has no operating history, "Other Expenses" is based on estimated amounts for the current fiscal year. From time to time, the Adviser may voluntarily waive receipt of its fees and/or assume certain expenses of the Funds which would have the effect of lowering the expense ratio and increasing the yield to investors. The expenses noted above for THIRD AVENUE HIGH YIELD FUND, without reimbursement, would be: "Other Expenses" 1.84% and "Total Fund Operating Expenses" 2.74%. In addition, shareholders of each Fund pay a $9 charge for redemptions by wire. For a further description of the various costs and expenses incurred in the Funds' operations, as well as any reimbursements or waiver arrangements, see "Management of the Funds."

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

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* There will be a 1% fee retained by THIRD AVENUE HIGH YIELD FUND which is imposed only on redemptions or exchanges of shares held less than one year. For additional information, see "How to Redeem Shares - Early Redemption Fee" and "How to Exchange Shares - Early Redemption Fee."

                              FINANCIAL HIGHLIGHTS
                               THIRD AVENUE TRUST

The following sets forth information for THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND regarding per share income and capital changes from each of the Fund's commencement of operations to October 31, 1997, the end of the Funds' most recent fiscal year. These Financial Highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the October 31, 1997 financial statements appears in the Funds' Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1997 Annual Report to Shareholders which are incorporated by reference into the SAI.


Because the Trust's new Fund, THIRD AVENUE HIGH YIELD FUND, commenced investment operations on or about February 10, 1998, no financial highlights are available.


THIRD AVENUE VALUE FUND: SELECTED DATA AND RATIOS (Years Ended October 31,)

                                                   1997          1996         1995        1994       1993        1992        1991
                                                   ----          ----         ----        ----       ----        ----        ----

NET ASSET VALUE, BEGINNING OF YEAR                 $24.26        $21.53       $18.01      $17.92     $13.57      $12.80      $10.00
                                                   ------        ------       ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                           .48           .53          .38         .29        .18         .19         .15
      Net gain on securities
      (both realized and unrealized)                 7.92          2.76         3.53         .16       4.77         .64        4.65
                                                    -----         -----        -----        ----      -----        ----       -----
      Total from Investment Operations               8.40          3.29         3.91         .45       4.95         .83        4.80
                                                     ----         -----        -----        ----      -----        ----       -----
LESS DISTRIBUTIONS:
      Dividends from net investment income           (.57)         (.41)        (.25)       (.22)      (.24)       (.02)       (.15)
      Distributions from net realized gains          (.15)         (.15)        (.14)       (.14)      (.36)       (.04)      (1.85)
                                                    -----        ------       ------      ------     ------      ------      ------
      Total Distributions                            (.72)         (.56)        (.39)       (.36)      (.60)       (.06)      (2.00)
                                                 --------      --------      -------     -------    -------     -------     -------
NET ASSET VALUE, END OF YEAR                       $31.94        $24.26       $21.53      $18.01     $17.92      $13.57      $12.80
                                                 ========      ========      =======     =======    =======     =======     =======


TOTAL RETURN                                        35.31%        15.55%       22.31%       2.56%     37.36%       6.50%      49.16%


RATIOS/SUPPLEMENTAL DATA:

      Net Assets, End of Year
      (in thousands)                           $1,646,240      $566,847     $312,722     $187,192  $118,958     $31,387     $17,641
      Ratio of Expenses to Average
         Net Assets                                  1.13%         1.21%        1.25%        1.16%     1.42%       2.32%       2.50%
      Ratio of Net Income to Average
         Net Assets                                  2.10%         2.67%        2.24%        1.85%     1.45%       1.71%       1.71%
      Portfolio Turnover Rate                          10%           14%          15%           5%       17%         31%         67%
      Average Commission Rate                    $  0.0376       $0.0318       ------       ------    ------      ------      ------



THIRD AVENUE SMALL-CAP VALUE FUND: SELECTED DATA AND RATIOS
(Period from April 1, 1997* to October 31,)


                                                       1997
                                                       ----

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.00
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                              .05
      Net gain on securities
      (both realized and unrealized)                    2.32
                                                        ----
      Total from Investment Operations                  2.37
                                                        ----

NET ASSET VALUE, END OF PERIOD                         12.37
                                                       -----


TOTAL RETURN                                           23.70% 1



RATIOS/SUPPLEMENTAL DATA:
      Net Assets, End of Period
      (in thousands)                                $107,256
      Ratio of Expenses to Average Net Assets           1.65% 2
      Ratio of Net Income to Average Net Assets         1.44% 2
      Portfolio Turnover Rate                              7% 1
      Average Commission Rate                        $0.0339




----------
1   Not Annualized
2   Annualized
*   Commencement of investment operations

                                 ABOUT THE FUNDS

Third Avenue Trust (the "Trust") was organized as a business trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. ("Third Avenue Maryland"), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland's shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND includes information about its predecessor, Third Avenue Maryland. THIRD AVENUE SMALL-CAP VALUE FUND, a series of the Trust, commenced investment operations on April 1, 1997.

INVESTMENT OBJECTIVES

The investment objective of each of THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND is long-term capital appreciation. The investment objective of THIRD AVENUE HIGH YIELD FUND is to maximize total return through a combination of income and capital appreciation. Each investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of that Fund's outstanding voting securities. In pursuit of the Funds' investment objectives, the research efforts of the Funds' Adviser, EQSF Advisers, Inc., emphasize analysis of documents, especially stockholder mailings and Securities and Exchange Commission ("SEC") filings by issuers. The Adviser's intensive research process, combined with the Adviser's investment philosophy, may mean that any or all Funds may be constructed using a relatively limited number of securities.


THIRD AVENUE VALUE FUND seeks to achieve its objective by following a value investing philosophy to acquire common stocks of well-financed companies at a substantial discount to the Adviser's estimate of the issuing company's private market value or takeover value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments, that have strong covenant protections and above-average current yields, yields to events, or yields to maturity. See "Investment in Equity Securities" and "Investment in Debt Securities."

THIRD AVENUE SMALL-CAP VALUE FUND seeks to achieve its objective by following a value investing philosophy that seeks to acquire common stocks of well-financed companies at a substantial discount to the Adviser's estimate of the issuing company's private market value or takeover value. The Fund intends to invest at least 65% of its total assets in the equity securities of companies whose aggregate shares outstanding have a market value of less than $1 billion at the time of investment. See "Investment in Equity Securities."



THIRD AVENUE HIGH YIELD FUND seeks to achieve its objective by following a value investing philosophy that seeks to acquire senior securities such as debt instruments and preferred securities, both straight and convertible, of companies whose securities are rated primarily below investment grade. The Fund intends to invest at least 65% of its assets in a portfolio of non-investment grade fixed income and other debt securities of companies whose capital structures, in the opinion of the Adviser, have a market value priced below their private market values. Securities emphasized will have above-average yields in the case of straight senior issues, and in the case of convertible issues, the possibility of capital appreciation should the underlying common stock increase in value. See "Investment in High Yield Debt Securities" and "Convertible Securities."


The Adviser may seek investments in the securities of companies in industries that are temporarily depressed. The Adviser also seeks investments for THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND in equity securities of companies where debt service1 consumes a small part of such companies' cash flow.

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1 "Debt Service" means the current annual required payment of interest and principal to creditors.

                       INVESTMENT PHILOSOPHY AND APPROACH

VALUE DISCIPLINE
The Adviser adheres to a strict value discipline when selecting securities for the Funds. Contrary to conventional wisdom, which says that you have to take greater risks to reap greater rewards, the Adviser seeks to invest in a portfolio of securities where the prices at the time of acquisition are low enough so that the Adviser can conclude that both the risk is lowered and appreciation potential is enhanced.

INTENSIVE RESEARCH
The Adviser believes that value is created more by past corporate prosperity than by bear markets. For this reason, the Adviser conducts intensive bottom-up research to identify investment opportunities, and ignores general stock market conditions and other macro factors.

DIVERSIFICATION
The Adviser believes that knowledge gained through intensive research lends more toward reducing investment risk than does diversification. However, the Funds will remain diversified in general, although probably less diversified than other mutual funds of comparable size.

BUY AND HOLD
The Adviser follows a strategy of "buy and hold." This approach to achieving growth over the long term means that the Funds should experience low turnover, minimizing transaction costs and tax consequences.

INVESTMENT IN EQUITY SECURITIES
In selecting equity securities, the Adviser seeks issuing companies that exhibit the following characteristics:

(1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information).

(2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

(3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

(4) Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

Although the Adviser does not pay attention to market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

INVESTMENT IN DEBT SECURITIES
Each of THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for THIRD AVENUE VALUE FUND, the Adviser requires the following characteristics:

1)   Strong covenant protection, and

2) Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for THIRD AVENUE VALUE FUND, the Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. In general, THIRD AVENUE VALUE FUND will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures. THIRD AVENUE HIGH YIELD FUND may invest in such "mezzanine" issues.

The market value of debt securities is affected by changes in prevailing interest rates. When prevailing interest rates fall, the market values of debt securities generally rise. Conversely, when interest rates rise, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

CONVERTIBLE SECURITIES
THIRD AVENUE HIGH YIELD FUND intends to invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

MORTGAGE-BACKED SECURITIES
Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND intend to invest in mortgage-backed securities and derivative mortgage-backed securities, including, with respect to THIRD AVENUE HIGH YIELD FUND, "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Those Funds intend to invest in these securities only when they believe, after analysis, that there is unlikely to ever be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. These securities do, nonetheless, entail considerable market risk, i.e., fluctuations in quoted prices for the instruments, interest rate risk, prepayment risk and inflation risk.

THIRD AVENUE VALUE FUND will not invest in non-investment grade subordinated classes of residential mortgages and does not intend to invest in commercial mortgage-backed securities. THIRD AVENUE HIGH YIELD FUND may invest in commercial mortgage-backed securities if these securities are available at a sufficient yield spread over risk-free investments. Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby also affecting yield to maturity, reinvestment risk and market value of the mortgage-backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage-backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in comparison to risk levels.

ASSET-BACKED SECURITIES
Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND also intend to invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS
Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, neither Fund will invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which that Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Neither Fund intends to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES

THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND intend to invest in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") and unrated debt securities. THIRD AVENUE HIGH YIELD FUND intends to invest at least 65% of its net assets, under normal market conditions,  in  non-investment  grade  high yield  fixed  income and other debt securities, including straight debt instruments, convertible debt, preferred securities and unrated securities. See also "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser's credit analysis to identify investment opportunities.
For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.


Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short term investing.

Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may also purchase or retain debt obligations of issuers not currently paying interest or in default. In addition, those Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code.
Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-OUPON AND PAY-IN-KIND SECURITIES
THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial dis-counts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS
Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in loans and other direct debt instruments owed by a borrower to another party. They represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS
Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as a Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.


An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

PORTFOLIO PRACTICES
FOREIGN SECURITIES
THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in foreign securities. Each Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. Each Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply substantially with SEC disclosure requirements. By limiting their investments in this manner, the Funds seek to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Funds will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS
THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND may, from time to time, engage in foreign currency transactions in order to hedge the value of their respective portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by a Fund will be closely related to the aggregate market value (at the time of making such sale) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If a Fund enters into a hedging transaction in which such Fund is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to such Fund's total commitments.

The cost to a Fund of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of a Fund to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to a Fund. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause a Fund to restrict the degree to which it engages in currency hedging transactions.

RESTRICTED AND ILLIQUID SECURITIES
None of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which a Fund cannot sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, commercial paper, and some corporate bonds and notes. Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of pub-licly traded securities, and accordingly the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

INVESTMENT IN RELATIVELY NEW ISSUES
Both THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND intend to invest occasionally in the common stock of selected new issuers; THIRD AVENUE HIGH YIELD FUND intends to invest occasionally in the debt securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

TEMPORARY DEFENSIVE INVESTMENTS
When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund's investment objective.

BORROWING
THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund's total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES
THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in securities of other investment companies, to the extent per-
mitted  under  the  Investment  Company  Act of 1940,  provided  that  after any purchase  the  Fund  does  not own  more  than 3% of such  investment  company's outstanding stock. THIRD AVENUE VALUE FUND may invest up to 10% of its total assets in securities of other investment companies; up to 5% of its total assets may be invested in any one investment company, provided that after its purchase no more than 3% of such investment company's outstanding stock is owned by the Fund. The Adviser will charge an advisory fee on the portion of a Fund's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS
Investment decisions for a Fund are made independently from those of the other Funds advised by the Adviser. If, however, such other Funds wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably to each Fund. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

RESTRICTIONS ON INVESTMENTS
The Funds have adopted various investment restrictions, some of which are fundamental policies that cannot be changed without shareholder approval and others of which are operating investment restrictions that may be changed without shareholder approval. Certain restrictions not described in this Prospectus are set forth in full in the SAI. In the event any Fund changes an operating investment restriction, the new restriction may not meet the investment needs of every shareholder.

SECURITIES LENDING
THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, which currently provide that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Trustees.


A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.


On behalf of THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND, the Trust has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements.

PORTFOLIO TURNOVER
The Funds' investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. THIRD AVENUE VALUE FUND'S portfolio turnover rate for the years ended October 31, 1996 and 1997 was 14% and 10%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND'S portfolio turnover rate for the period ended October 31, 1997 was 7%.

It is currently estimated that, under normal market conditions, the annual portfolio turnover rate for THIRD AVENUE HIGH YIELD FUND will not exceed 75%.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER
EQSF Advisers, Inc. (the "Adviser") manages each Fund's investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Trust's Board of Trustees. The Adviser, a New York corporation organized in 1986, is controlled by Martin J. Whitman and has its offices at 767 Third Avenue, New York, NY 10017-2023.

Mr. Whitman, the Chairman, President and Chief Executive Officer of the Trust and its Adviser, is responsible for the day-to-day management of the portfolios of THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., the Fund's distributor and regular broker dealer and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management; and has been a director of various public and private companies, including Danielson Holding Corporation, an insurance holding company, and Nabors Industries, Inc., an international oil drilling contractor.

Curtis Jensen has served as co-manager of THIRD AVENUE SMALL-CAP VALUE FUND since inception. He has been employed by the Adviser since 1995 and also serves as senior research analyst for THIRD AVENUE VALUE FUND. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995 where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of a specialty food manufacturer.

Margaret Patel has served as the manager of THIRD AVENUE HIGH YIELD FUND since inception. Prior to joining the Adviser, Ms. Patel was a portfolio manager of several mutual funds which invested in high yield, convertible and government securities at Northstar Investment Management Corp. from 1995 to 1997. Prior to that, Ms. Patel was a portfolio manager of several mutual funds with investments in high yield, convertibles, governments, and municipals at Boston Security Counsellors, Inc., the investment advisor for the Advantage Funds, from 1988 until their acquisition by Northstar in 1995.

The portfolio managers and certain other persons related to the Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading and other activities.

ADVISORY FEES
Each of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND has agreed to pay the Adviser a flat rate of .90% of its average daily net assets. Each Fund pays all costs of leased office space of or allocable to such Fund. The Adviser's fee for the previous month is paid at the beginning of the next month based upon the average daily net assets during the previous month.


Each Fund pays all of its expenses other than those assumed by the Adviser. Any expense which cannot be allocated to a specific Fund will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. Under current arrangements, whenever in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.9% of the first $100 million of average daily net assets of the Fund, and 1.5% of assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires. For the fiscal years ended October 31, 1996 and 1997, no reimbursement was required to be paid for THIRD AVENUE VALUE FUND. For the period ended October 31, 1997, no reimbursement was required to be paid for THIRD AVENUE SMALL-CAP VALUE FUND.


ADMINISTRATOR
FPS Services, Inc. ("FPS"), which has its principal business address at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, serves as administrator of the Funds pursuant to an Administrative Services Agreement. The services that FPS provides to the Funds include: coordinating and monitoring of any third parties furnishing services to the Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

DISTRIBUTOR
M.J. Whitman, Inc. (together with its predecessors "MJW"), a registered broker-dealer and member of the National Association of Securities Dealers ("NASD"), is the Distributor of the Funds' shares. MJW, whose business address is 767 Third Avenue, New York, NY 10017-2023, is a wholly-owned subsidiary of M.J. Whitman Holding Corp. ("MJWHC"). Martin J. Whitman, David M. Barse, Michael Carney and Ian M. Kirschner are executive officers of the Trust, MJW and MJWHC, as well as stockholders of MJWHC.

CUSTODIAN AND TRANSFER AGENT
The custodian acts as the depository for the Funds, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties. North American Trust Company, 525 B Street San Diego, CA 92101-4492, serves as custodian for THIRD AVENUE VALUE FUND and Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE HIGH YIELD FUND (each a "Custodian" and, collectively the "Custodians").

FPS serves as the Funds' Transfer Agent and also performs certain accounting and pricing services for the Funds. FPS maintains shareholder records, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder services. All shareholder inquiries should be directed to FPS. You may write to: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or you may telephone toll free
(800) 443-1021.

PORTFOLIO TRADING PRACTICES
The Adviser is responsible on a day-to-day basis for executing the Funds' portfolio transactions, and seeks to obtain the most favorable price and best available execution of orders. In principal trades, it normally deals with market makers and will not deal with any affiliated broker. In agency trades, it seeks to obtain reasonable commissions and may have the Funds pay a higher commission than the broker might otherwise charge if the Funds determine that the commission is reasonable in relation to, among other things, the value of brokerage or research services provided by the broker to the Adviser. In agency trades, the Adviser generally uses the services of its affiliated brokers, if in the judgment of the Adviser, such affili-ates are able to obtain a price and execution at least as favorable as other qualified brokers. For a more detailed description of the Funds' portfolio trading practices, see "Portfolio Trading Practices" in the SAI.

                             PERFORMANCE INFORMATION

PERFORMANCE ILLUSTRATIONS

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                           AVERAGE ANNUAL TOTAL RETURN

THIRD AVENUE VALUE FUND

               YEAR                                               VALUE OF
               ENDED          RETURN         INVESTMENT           INVESTMENT

               10/31/90                      $10,000.00           $10,000.00
Year 1         10/31/91       49.16%                              $14,916.00
Year 2         10/31/92        6.50%                              $15,884.48
Year 3         10/31/93       37.36%                              $21,818.91
Year 4         10/31/94        2.56%                              $22,377.48
Year 5         10/31/95       22.31%                              $27,369.89
Year 6         10/31/96       15.55%                              $31,625.91
Year 7         10/31/97       35.31%                              $42,793.02



S&P Index

               YEAR                                               VALUE OF
               ENDED          RETURN         INVESTMENT           INVESTMENT

               10/31/90                      $10,000.00           $10,000.00
Year 1         10/31/91       33.50%                              $13,350.00
Year 2         10/31/92        9.96%                              $14,679.66
Year 3         10/31/93       14.94%                              $16,872.80
Year 4         10/31/94        3.87%                              $17,525.78
Year 5         10/31/95       26.44%                              $22,159.59
Year 6         10/31/96       24.09%                              $27,498.71
Year 7         10/31/97       32.11%                              $36,328.55

THIRD AVENUE VALUE FUND Average Annual Return

1 Year         35.31%
2 Years        25.00%
3 Years        24.12%
4 Years        18.34%
5 Years        21.92%
6 Years        19.20%
7 Years        23.07%

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX

                           AVERAGE ANNUAL TOTAL RETURN

THIRD AVENUE SMALL-CAP VALUE FUND


                        PERIOD                                   VALUE OF
                        ENDED*       RETURN      INVESTMENT      INVESTMENT

                                                 $10,000.00      $10,000.00
Year 1                  10/31/97     23.70%                      $12,370.00






Russell 2000 Index

                        PERIOD                                    VALUE OF
                        ENDED*      RETURN       INVESTMENT       INVESTMENT

                                                 $10,000.00       $10,000.00
Year 1                  10/31/97    28.11%                        $12,811.00





THIRD AVENUE SMALL-CAP VALUE FUND Total Return Since Inception.

Seven months            23.70%





--------------------------------------------------------------------------------
* Period beginning April 1, 1997 (THIRD AVENUE SMALL-CAP VALUE FUND'S commencement of operations)

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


Each of THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND expects to declare and pay distributions annually, generally in December. THIRD AVENUE HIGH YIELD FUND expects to declare and pay distributions quarterly. The Funds will notify shareholders of the tax status of dividends and capital gain distributions.


Each Fund intends to qualify annually for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, and thus not be subject to Federal income tax on the portion of its net investment income and net realized capital gains that it distributes to shareholders. Each Fund intends to continue its qualification as a regulated investment company in future years, unless it determines that such tax treatment would not be advantageous to the Fund and its shareholders. Each Fund intends to distribute substantially all of its net investment income and net realized capital gain.


For the year ended October 31, 1997, THIRD AVENUE VALUE FUND distributed net investment income of approximately $13,987,128 and net realized capital gains on investments of approximately $3,539,465. A distribution of $0.572 per share, consisting of $0.411 of income, $0.049 of short-term capital gain and $0.112 of long-term capital gain was distributed to shareholders of record on December 30, 1997.

For the period ended October 31, 1997, THIRD AVENUE SMALL-CAP VALUE FUND did not distribute net investment income or net realized capital gains. A distribution of $0.062 per share, consisting solely of income, was distributed to shareholders of record on December 30, 1997.


Distributions from net investment income and short-term capital gains are taxable as ordinary income. A portion of these distributions may qualify for the corporate dividends-received deduction available to corporate shareholders.


Distributions of net long-term capital gain realized by the Funds from the purchase and sale of securities held by them for more than one year or eighteen months, as the case may be, will be taxable to shareholders as a long-term capital gain (even if the shareholder has held the shares for less than one year) at the rate applicable to those respective holding periods. The Taxpayer Relief Act of 1997 generally reduced the maximum federal tax rate for noncorporate taxpayers on long-term capital gains generated from assets held for more than eighteen months from 28% to 20%. Capital gains from assets held for more than twelve months but not more than eighteen months are still taxed at a maximum 28% rate. After the close of each calendar year, the shareholders of each Fund will receive information regarding the amount and the tax character of that Fund's distributions. If a shareholder who has received a capital gain distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gain distribution received.


Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received, and will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the applicable Fund on the date of distribution.

Shareholders will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the redemption proceeds and the shareholder's basis in the shares redeemed. This gain or loss will generally be capital, assuming that the shareholder held the shares as a capital asset, and will be long-term capital gain or loss if the shares were held for longer than one year, with gain taxed at a lower rate if the shares were held by a noncorporate taxpayer for longer than eighteen months. A loss recognized on the disposition of shares of a Fund will be disallowed if identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of disposition.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes or withholding taxes. Shareholders should consult their tax advisers as to the tax consequences to them of ownership of shares of the Funds.

If a shareholder purchases shares shortly before the record date of a dividend or capital gain distribution, such distribution will be taxable even though it may represent in whole or in part a return of the purchase price, and the value of the shares drops by the approximate amount of the distribution.

DISTRIBUTION OPTIONS
Shareholders should specify on their account application how they wish to receive distributions. If no election is made on the account application, all distributions will automatically be reinvested.
Each Fund offers four options:

     (1)  all income dividends and capital gain distributions paid in cash;

     (2)  income  dividends  paid  in  cash  with  capital  gain   distributions
          reinvested;

     (3) income dividends reinvested with capital gain distributions paid in cash; or

     (4) both distributions automatically reinvested in additional shares of that Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable Fund at the net asset value next determined.

WITHHOLDING
The Funds may be required to withhold Federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Funds with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Funds that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when they complete the application. Certain foreign accounts may be subject to U.S. withholding tax on ordinary distributions. Investors should be sure to provide their place of residence as well as citizenship status when completing the application.

                             HOW TO PURCHASE SHARES

The price paid for shares is the net asset value next determined following receipt of the purchase order in proper form by the applicable Fund or its authorized service agent or sub-agent. See "Determining Net Asset Value" below. All purchase orders should be directed to the Funds' transfer agent, FPS
Services,  Inc.  3200  Horizon  Drive,  P.O.  Box  61503,  King of  Prussia,  PA
19406-0903.

The Funds reserve the right to reject any purchase order.

BUSINESS HOURS
The Funds are open for business each day the New York Stock Exchange ("NYSE") is open. The NYSE and the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

DETERMINING NET ASSET VALUE
Net asset value per share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, each day the NYSE is open for trading. Net asset value of each Fund is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities, including accrued expenses of the Fund, by the total number of shares of each Fund outstanding.

Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the day, based on the value determined on the day. This amortized cost method will be used unless the Board of Trustees determines that such method does not represent fair value.

Securities traded on any securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities will be valued at the mean between the closing bid and asked price. Other readily marketable securities are valued at the mean between the closing bid and asked prices. A Fund may utilize the services of one or more pricing services to assist it in valuing the Fund's securities. Illiquid securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by or under the direction of the Board of Trustees of the Fund holding such securities.

SHARE CERTIFICATES
Share  certificates   representing  shares  of  a  Fund  will  be  delivered  to shareholders only upon written request.

THROUGH AN AUTHORIZED BROKER-DEALER OR INVESTMENT ADVISER
Shares of the Funds may also be purchased through an investor's broker-dealer or investment adviser. The broker-dealer must be a member in good standing with the NASD and have entered into a selling agreement with the Funds' distributor, MJW. Investment advisers must be registered under federal securities laws. Transactions in Fund shares made through an investor's broker-dealer or investment adviser may be subject to charges imposed by the dealer or investment adviser, who may also impose higher initial or additional amounts for investment than those established by the Funds. In those situations, the investor's broker-dealer or investment adviser is responsible for forwarding payment or arranging for payment promptly. The Funds reserve the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser.

NEW ACCOUNTS
An account application must be completed and signed for each new account opened, regardless of the method chosen for making the initial investment.

INITIAL INVESTMENT
The minimum initial investment for each Fund is $1,000. Payment may be made by check or money order payable to "THIRD AVENUE VALUE FUND," "THIRD AVENUE SMALL-CAP VALUE FUND" or "THIRD AVENUE HIGH YIELD FUND."

BY MAIL
         THIRD AVENUE VALUE FUND
         THIRD AVENUE SMALL-CAP VALUE FUND or
         THIRD AVENUE HIGH YIELD FUND
         c/o FPS Services, Inc.
         3200 Horizon Drive
         P.O. Box 61503
         King of Prussia, PA 19406-0903.

Checks will be accepted if drawn in U.S. currency on a domestic bank. Checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of the funds by the transfer agent, FPS. The Funds will not accept a check endorsed over by a third-party. A charge (minimum of $20) will be imposed if any check used for the purchase of Fund shares is returned unpaid. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.


BY WIRE
Prior to sending wire instructions, notify FPS at (800) 443-1021, Option 2 to insure proper credit to the shareholder's account. Direct shareholder's bank to wire funds as follows:

      UMB Bank KC NA
      Kansas City, MO
      ABA #: 10-10-00695
      For FPS #: 98-7037-071-9

      For further credit to: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND or THIRD AVENUE HIGH YIELD FUND (Shareholder's name, exact account title and account number)

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

ADDITIONAL INVESTMENTS BY MAIL
Subsequent investments should be accompanied by the "payment stub" attached to the shareholder's account statement and may be made in minimum amounts of $1,000 and mailed to:
      THIRD AVENUE VALUE FUND
      THIRD AVENUE SMALL-CAP VALUE FUND or
      THIRD AVENUE HIGH YIELD FUND
      c/o FPS Services, Inc.
      P.O. Box 412797
      Kansas City, MO 64141-2797

At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived in new accounts opened by existing shareholders for additional family members and by officers, trustees or employ-ees of the Funds, MJW, the Adviser or any affiliate of the Adviser (including their spouses and children under age 21).


ADDITIONAL INVESTMENTS THROUGH THE AUTOMATIC INVESTMENT PLAN
This Plan  provides  shareholders  with a  convenient  method by which  they may automatically make subsequent monthly purchases. A predetermined amount, selected by the shareholder, will be deducted from the shareholder's checking account. Subsequent investments under this Plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the application.

INDIVIDUAL RETIREMENT ACCOUNTS
The Funds' Individual Retirement Account ("IRA") application and additional forms required may be obtained by contacting FPS at (800) 443-1021, Option 1. For IRA's, the initial minimum is $500 and the minimum subsequent contribution is $200. The account will be maintained by the custodian, Semper Trust Company, which currently charges an annual maintenance fee of $12. Fees are subject to change by Semper Trust Company.

OTHER RETIREMENT PLANS
Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Funds do not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans", which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plan.

                              HOW TO REDEEM SHARES

Shareholders may redeem shares on any business day during which the NYSE is open. All redemption requests should be directed to FPS. Fund shares will be redeemed at the net asset value next calculated after such request is received by FPS in proper form. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored.

BY MAIL
Send a written request, together with any share certificates that have been issued, to:

      FPS Services, Inc.
      3200 Horizon Drive
      P.O. Box 61503
      King of Prussia, PA 19406-0903

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests generally require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

TELEPHONE REDEMPTION SERVICE
Shareholders who wish to redeem shares by telephone may elect this service on the application. Such shareholders may thereafter redeem unissued shares valued at not less than $1,000 on any business day by calling FPS at (800) 443-1021, Option 2, prior to 4:00 p.m. Eastern time.

The Funds and FPS will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, FPS will require personal identification information before accepting a telephone redemption order. If the transfer agent fails to use reasonable procedures, the Funds or FPS might be liable for losses due to fraudulent instructions.

Shareholders who did not previously elect the Telephone Redemption Service on their application, or who wish to change any information previously provided, including the address of record or the bank to which redemption proceeds are to be wired, must submit a signature guaranteed letter of instructions. See "Signature Guarantees/Other Documents."

FEES
There is no charge for redemption of shares tendered directly to FPS, except as described below under "Early Redemption Fee." FPS currently charges a wire fee
of  $9  for  payment  of  redemption   proceeds  by  federal
funds. FPS will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

REDEMPTION WITHOUT NOTICE
The Funds have the right, at any time and without prior notice to a shareholder, to redeem shares held in any account registered in the name of such shareholder at current net asset value, if and to the extent that such redemption is necessary to reimburse the Funds for any loss sustained by reason of the failure of such shareholder to make full payment for shares of the Funds previously purchased or subscribed for by such shareholder.

ACCOUNT MINIMUM
A shareholder selling a partial amount of shares must leave at least $500 worth of shares to keep the account open, or in the case of an IRA account, at least $200. The Funds may also, upon 30 days prior written notice to a shareholder, redeem shares in any account, other than an IRA account, containing shares currently having an aggregate net asset value, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS
A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days after receipt of such redemption requests. However, if the Fund has not collected the purchase price of the shares being redeemed, the redemption will not be processed until such collection has been completed.


Redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has a reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment for the purchase. Investors who anticipate that they may wish to redeem their shares before fifteen calendar days are advised to pay for their shares by federal funds wire.


WIRED PROCEEDS
In the case of redemption proceeds that are wired to a shareholder's bank, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized on the application or shareholder's signature guaranteed letter of instruction. Neither the Funds nor FPS will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

SIGNATURE GUARANTEES/OTHER DOCUMENTS
Signatures on any (1) request for redemption, payable to the registered shareholder involving $5,000 or more, (2) redemption proceeds payable to and/or mailed to other than the registered shareholder, or (3) requests to transfer shares, must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor. ADDITIONAL DOCUMENTS MAY BE REQUIRED WHEN SHARES ARE REGISTERED IN THE NAME OF A CORPORATION, PARTNERSHIP, ASSOCIATION, AGENT, FIDUCIARY, TRUST, ESTATE OR OTHER ORGANIZATION. Additional tax documents may also be required in the case of redemptions from IRA accounts. For further information, call FPS toll free at (800) 443-1021, Option 2.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning or purchasing shares of the Funds having a current value of at least $10,000 may participate in a Systematic Withdrawal Plan, which provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. Shareholders may establish a Systematic Withdrawal Plan by sending a letter to FPS. Notice of all changes concerning the Systematic Withdrawal Plan must be received by FPS at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting FPS at (800) 443-1021, Option 2.

EARLY REDEMPTION FEE
With respect to THIRD AVENUE HIGH YIELD FUND, upon the redemption or exchange of shares held less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The fee applies to redemptions from the Fund and exchanges to other THIRD AVENUE funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.

For the foregoing purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. No fee will be payable by shareholders who are omnibus or similar account customers of certain Fund-approved broker-dealers and other institutions.

                             HOW TO EXCHANGE SHARES

INTER-FUND EXCHANGE PRIVILEGE

Shareholders may, in writing or by telephone, exchange shares of one Fund of the Trust for shares of another Fund at net asset value without the payment of any fee or charge, except as noted below under "Early Redemption Fee." An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. Shareholders who wish to use this exchange privilege may elect the service on the account application.


If FPS receives exchange instructions in writing or by telephone at (800) 443-1021, in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include the shareholder's name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required. A written request for an exchange in excess of $5,000 must be accompanied by a signature guarantee as described under "Signature Guarantees/Other Documents."

MONEY MARKET EXCHANGE PRIVILEGE
Shareholders may redeem any or all shares of the Funds and automatically invest the proceeds through the Third Avenue Money Market Fund account, in the Cash Account Trust Money Market Portfolio, an unaffiliated, separately managed, money market mutual fund. The exchange privilege with the money market portfolio does not constitute an offering or recommendation of the shares of the money market portfolio by the Funds or the Distributor. The Adviser is compensated for administrative services it performs with respect to the money market portfolio.

Shareholders who wish to use this exchange privilege may elect the service on the account application. The Funds' shareholders should not order shares of the Money Market Fund without first receiving the current prospectus for the Money Market Fund. By giving exchange instructions, a shareholder will be deemed to have represented that he has received the current prospectus for the Money Market Fund. Exchanges of Fund shares are subject to the other requirements of the Money Market Fund into which the exchange is made.

The Funds reserve the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice.

Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares, which may result in realization of a gain or loss.

EARLY REDEMPTION FEE
See "How to Redeem Shares - Early Redemption Fee" for an explanation of a fee that might be applicable upon the exchange of shares of THIRD AVENUE HIGH YIELD FUND held for less than one year.

                              SHAREHOLDER SERVICES

Each Fund provides you with helpful services and information about your account.


      o  A statement after every transaction.
      o  An annual account statement reflecting all transactions for the year.
      o Tax information will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.
      o The financial statements of the Fund with a summary of portfolio composition and performance will be mailed at least twice a year.
      o The Funds intend to continue to mail to shareholders quarterly reports containing the Portfolio Managers' letters and a summary of portfolio changes, composition and performance.


The Funds pay for shareholder services but not for special services such as requests for historical transcripts of accounts. The Funds' transfer agent, FPS, currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION
YOUR ACCOUNT:                       Questions  about  your  account,  purchases,
                                    redemptions   and   distributions   can   be
                                    answered by FPS Monday through Friday,  9:00
                                    AM to 7:00 PM (Eastern time). Call toll free
                                    (800) 443-1021, Option 2 or (610) 239-4600.

THE FUNDS:                          Questions about the Funds can be answered by
                                    the Funds' telephone representatives Monday through Friday 9:00 AM to 5:00 PM (Eastern time). Call toll free (800) 443-1021 or
                                    (212) 888-6685.

TO REDEEM SHARES:                   To  redeem  shares  by  telephone,  call FPS
                                    prior to 4:00 PM on the day you wish to redeem, toll free (800) 443-1021, Option 2, or (610) 239-4600.

                              TRANSFER OF OWNERSHIP

A shareholder may transfer Fund shares or change the name or form in which the shares are registered by writing to FPS. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

                                    APPENDIX
                      DESCRIPTION OF CORPORATE BOND RATINGS

                         STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.   Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB,  B,  CCC,  CC, C - Debt  rated  "BB",  "B",  "CCC",  "CC",  and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

      B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

      D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS  SERVICE,  INC.

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                BOARD OF TRUSTEES

                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 David M. Barse
                Chief Operating Officer, Executive Vice President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                   DISTRIBUTOR
                               M.J. Whitman, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                 TRANSFER AGENT
                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                   CUSTODIANS
THIRD AVENUE VALUE FUND                        THIRD AVENUE SMALL-CAP VALUE FUND
North American Trust Company                        THIRD AVENUE HIGH YIELD FUND
525 B Street                                             Custodial Trust Company
San Diego, CA 92101-4492                                     101 Carnegie Center
                                                        Princeton, NJ 08540-6231

                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                                www.mjwhitman.com